THE MURPHY NEW WORLD FUNDS

                        SUPPLEMENT DATED AUGUST 31, 2001
                     TO THE PROSPECTUS DATED MARCH 30, 2001

                                  NAME CHANGE

   Effective August 31, 2001 the name of the Murphy New World Technology Convertibles Fund has been changed to "MURPHY NEW WORLD CORE TECHNOLOGY FUND." All references in the prospectus to "Murphy New World Technology Convertibles Fund" are changed to "Murphy New World Core Technology Fund" and all references to "Convertibles Fund" are changed to "Core Technology Fund."

                               PROSPECTUS SUMMARY

   1. Under the subcaption "MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND" under the caption "WHAT ARE THE FUNDS' GOALS?" on page 1, the last sentence has been deleted and replaced with the following:

        "The Core Technology Fund invests primarily in equity securities (including convertible securities) of companies that its investment adviser believes can produce products or services that provide a benefit from advances in technology."

   2. The first two sentences of the first paragraph on page 2 have been deleted and replaced with the following:

        "Each of the Murphy New World Funds invests primarily in common stocks and to a lesser extent in securities convertible into common stocks, such as convertible bonds, debentures and preferred stocks. Because of its investment objective the Core Technology Fund will likely invest a greater portion of its net assets in convertible securities than the Biotechnology Fund and the Technology Fund."

   3. The second and third sentences of the second paragraph on page 2 have been deleted and replaced with the following:

        "In selecting investments for the Murphy New World Funds, the investment adviser looks for companies that are growing faster than the general market. When investing in convertible securities, the investment adviser considers a company's ability to meet its debt service obligations as well as its growth prospects."

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

   1. The fourth sentence of the first paragraph on page 6 has been deleted and replaced with the following:

        "The Core Technology Fund invests primarily (normally 80% or more of its net assets) in equity securities (including convertible securities) of companies the Adviser believes can produce products or services that provide or benefit from advances in technology."

   2. The first sentence of the fourth paragraph on page 6 has been deleted and replaced with the following:

        "In managing the Murphy New World Funds, our Adviser will look for companies that are growing faster than the general market."

   3. The first sentence of the fifth paragraph on page 6 has been deleted and replaced with the following:

        "In managing the Technology Fund (and to a lesser extent the Core Technology Fund), our Adviser will rotate investments among the various industries of the technology sector."

   4. The first three sentences of the sixth paragraph on page 6 have been deleted and replaced with the following:

        "Our Adviser takes a slightly different approach in managing the Core Technology Fund because of its greater emphasis in investing in convertible securities. Although it uses a "bottom up" investment approach, our Adviser, when investing in convertible securities, considers a company's ability to meet its debt service obligations as well as its growth prospects. In selecting investments in convertible securities for the Core Technology Fund, our Adviser considers both the attractiveness of the convertible security's yield as well as the conversion feature."

         PLEASE READ THIS SUPPLEMENT AND KEEP IT FOR FUTURE REFERENCE.